Business combination	12 Months Ended
Dec. 31, 2017
Business combination
Business combination

42.        Business combination

On June 24, 2016, the Company, LFoundry Europe GmbH (“LFoundry Europe”) and Marsica Innovation S.p.A (“Marsica”) entered into a sale and purchase agreement pursuant to which LFoundry Europe and Marsica agreed to sell and the Company agreed to purchase 70% of the corporate capital of LFoundry for an aggregate cash consideration of EUR49 million subject to adjustment. The acquisition was completed on July 29, 2016.

The assets and liabilities recognized as of July 29, 2016 as a result of the acquisition were as follows:

Fair value
USD’000
Property, plant and equipment	113,119
Intangible assets	8,088
Restrict cash	26,042
Other assets	5,590
Total non-current assets	152,839
Inventories	29,252
Prepayment and prepaid operating expenses	2,864
Trade and other receivables	34,186
Other financial assets	111
Cash and cash equivalent	18,987
Total current assets	85,400
Total Assets	238,239
Borrowings	71,654
Deferred tax liability	15,639
Other long-term liabilities	35,354
Total non-current liabilities	122,647
Trade and other payables	37,005
Borrowings	4,904
Accrued liabilities	1,635
Total current liabilities	43,544
Total Liabilities	166,191
Total identifiable net assets at fair value	72,048
Less: non-controlling interests	(21,615)
Goodwill on acquisition	3,933
Satisfied by cash	54,366

The goodwill is attributable to the workforce and the high profitability of the acquired business. It will not be deductible for tax purposes.

An analysis of the cash flows in respect of the acquisition of a subsidiary is as follows:

USD’000
Cash paid for acquisition	(54,366)
Other cash consideration	(37,837)
Cash and cash equivalent acquired	18,987
Net cash outflow	(73,216)

For the purpose of business combination, the Company offered LFoundry a long–term loans, amounted to US$37.8 million, for the repayment of LFoundry’s debts.